Other Information	12 Months Ended
Dec. 31, 2019
Other Information [Abstract]
Other Information
Other Information

8.1 Balances and transactions with related parties

Parent and ultimate controlling party

The ultimate controlling party of the group is Spark Networks SE. The ADSs of the Group are publicly traded on the New York Stock Exchange.

Transactions with shareholders

Consultation services

In 2008 and 2009, Affinitas and Rocket Internet SE (“Rocket”) entered into two agreements. Under these agreements, Rocket is obliged to render consulting services to Affinitas in business, professional and/or technical areas and programming services. Affinitas is obliged to pay Rocket fees for the services rendered under the agreements, which are calculated on the basis of the incurred costs of Rocket plus expenses. For the years ended December 31, 2019, 2018 and 2017, Spark Networks recorded costs of €44 thousand, €25 thousand and €36 thousand, respectively, under these agreements. There were no payables to Rocket as of December 31, 2019 and December 31, 2018. As of October 2019, Rocket is no longer an affiliate of Spark Networks.

Shareholder loans

During the year ended December 31, 2016, the Company entered into loans with some of its shareholders as described in more detail in Note 5.9. There were no outstanding amounts due as of December 31, 2019 and December 31, 2018, and the amount of interest incurred during the years then ended December 31, 2019, 2018, and 2017 was €0 thousand, €127 thousand and €508 thousand, respectively. The loan was fully repaid in March 2018.

Shareholder payments

Per the terms of the Affinitas / Spark Merger, Affinitas’ shareholders received an aggregate cash payout of €5,730 thousand in 2018. This payout included payments to Affinitas Phantom Share GmbH, Rocket, and David Khalil of €1,641 thousand, €1,377 thousand and €25 thousand, respectively.

Affinitas Phantom Share GmbH

On April 20, 2012, eHarmony, Inc. (“eH”) in its capacity as a shareholder of Affinitas GmbH, granted a shareholder loan to Affinitas Phantom Share GmbH (“APS”) in the amount of €213 thousand (the “eH Shareholder Loan”) for the purpose of financing certain payments made by APS in connection with the formation of APS. On March 3, 2013, eH assigned the eH Shareholder Loan to Affinitas GmbH. The eH Shareholder Loan and all interest was fully repaid by APS on August 23, 2018. As of December 31, 2019, APS beneficially owned approximately 6% of the ordinary shares of the Company and was jointly controlled by David Khalil and Lukas Brosseder.

MLLNNL, LLC

The acquired subsidiary Spark had multiple, ongoing engagements with MLLNNL, LLC (“Mllnnl”), a marketing agency that employs, and was co-founded by, an employee of the Group’s wholly-owned subsidiary, Smooch Labs. Expenses related to Mllnnl appear in the consolidated results following the Affinitas / Spark Merger in November 2017. For the years ended December 31, 2019 and 2018, the Company has expensed €357 thousand and €313 thousand, respectively, for services performed by Mllnnl.

Management Services Agreement with PEAK6

In August 2016, Spark entered into a purchase agreement with PEAK6 pursuant to which Spark issued and sold to PEAK6 an aggregate of 5,000,000 shares of common stock of Spark at a purchase price of $1.55 per share. Spark also issued the Spark Warrant to PEAK6 to purchase up to 7,500,000 shares of common stock of Spark at an exercise price of $1.74 per share pursuant to the terms of a warrant agreement. Upon consummation of the merger between Affinitas and Spark, all of the shares subject to the Spark Warrant vested immediately prior to the closing of the merger, and the Spark Warrant expired upon the closing of the merger.

In connection with the execution of the PEAK6 purchase agreement, Spark entered into a management services agreement dated as of August 9, 2016 with PEAK6 (the “Management Services Agreement”), pursuant to which PEAK6 provides certain marketing, technology, strategy, development and other services to Spark over a five-year term, for a cash fee of $1.5 million per year (the “Management Fee”), which was paid on a quarterly basis in an amount of $375 thousand per quarter. On November 2, 2017, in connection with the consummation of the merger between Affinitas and Spark, Spark and PEAK6 mutually agreed to terminate the Management Services Agreement effective December 31, 2017. As consideration for the termination, Spark paid PEAK6 an amount equal to $2.4 million (€2.0 million) in January 2018 in full satisfaction of any obligation or liability of Spark to PEAK6 for payments due to PEAK6 under the termination agreement.

Consulting Agreement with PEAK6

On March 9, 2018, Spark Networks entered into a consulting agreement with PEAK6 (the “Consulting Agreement”), pursuant to which PEAK6 provides certain technology and infrastructure advice and information gathering services and other services to Spark Networks. The Consulting Agreement can be terminated by either party upon 30 days’ notice. Under the Consulting Agreement, PEAK6 is not entitled to any fees or other amounts. PEAK6 has not provided any services to Spark Networks under the Consulting Agreement during the years ended December 31, 2019 and December 31, 2018, respectively.

Managing director compensation

During the years ended December 31, 2019, 2018 and 2017, managing director compensation was comprised of the following:

(in € thousands)	2019	2018	2017
Short-term benefits	1,536	970	693
Other employment benefits	—	—	—
Post-employment benefits	42	—	—
Share-based payments	1,432	5,120	1,522
Total compensation	3,010	6,090	2,215

8.2    Contingent Liabilities

Virtual stock option plan

For the description of the virtual stock option plan, refer to Note 4.12.

Pending legal proceedings

Elite Connexion vs. Spark Networks Services GmbH

On September 20, 2018, Elite Connexion filed a cease and desist order and damage claim in France against Spark Networks Services GmbH ("Spark GmbH"), alleging that Spark GmbH bid on search engine terms which violated an agreement between the parties. In Elite Connexion's claim, which was amended in September 2019, Elite Connection claims damages for loss of profit, legal fees, and court fees amounting to €800 thousand. Analysis of the claim is ongoing, and the Group recognized Other provisions of €150 thousand as of December 31, 2019 to reflect its estimated potential liability to Elite Connexion resulting from the claim.

Trademarks

Trademarks are an important element in running online dating websites. Given the large number of markets and brands, Spark Networks deals with claims against its trademarks from time to time. As of December 31, 2019, there are several ongoing national cases which affect trademarks within Germany, Finland, Sweden, the United Kingdom, Poland and Benelux. Some of these procedures are expected to be resolved within the next 12 months.

We have additional legal claims and may encounter future legal claims in the normal course of business.

We intend to defend vigorously against each of the above legal proceedings. At this time, management does not believe the above matters, either individually or in the aggregate, will have a material adverse effect on the Group’s results of operations or financial condition and believes the recorded legal provisions as of December 31, 2019 are adequate with respect to the probable and estimable liabilities. However, no assurance can be given that these matters will be resolved in our favor.

8.3    Off-balance sheet contractual obligations

As of the reporting date, the Group's future payments related to off-balance sheet contractual obligations are as follows:

	December 31,
(in € thousands)	2019	2018
Less than one year	5,244	1,691
Between one and five years	7,880	1,089
More than five years	—	—
Total	13,124	2,780

The Group has non-cancellable contractual obligations consisting of contracts with cloud based web service providers, other internet/network service providers, and marketing service providers. Amounts also reflect future minimum lease payments for short-term and low-value leases relating to office spaces within the United States and Germany, and the lease of certain office equipment. For more information about leases, refer to Note 5.16. The Group does not have significant renewal or purchase options.

8.4    Correction of an error

During the preparation of the consolidated financial statements for the fiscal year ended December 31, 2019, the Group discovered that current contract liabilities, revenue and trade receivables were incorrectly calculated in years prior to 2019. These errors resulted from incorrect automated bookings generated by a legacy software application used by the Group’s German subsidiary which interfaces with the subscription data platform.

The error has been corrected by restating each of the affected financial statement line items for prior periods. The impact on net equity as of January 1, 2017 is insignificant and is therefore not separately discussed. The following tables summarize the impact on the Group’s consolidated financial statements.

For the fiscal year ended December 31, 2017
	Impact of correction of error
December 31, 2017	As previously reported	Adjustments	As corrected
Non-current Assets	47,148	742	47,890
Deferred tax assets	9,907	742	10,649
Current Assets	22,034	(3,572)	18,462
Trade receivables (current)	6,814	(3,572)	3,242
Total Assets	69,182	(2,830)	66,352
Current Liabilities	48,940	(1,113)	47,827
Current contract liabilities	20,354	(1,113)	19,241
Accumulated deficit	(32,581)	(1,717)	(34,298)
Shareholder's equity	19,477	(1,717)	17,760
Total Shareholder's equity and liabilities	69,182	(2,830)	66,352

For the fiscal year ended December 31, 2018
	Impact of correction of error
December 31, 2018	As previously reported	Adjustments	As corrected
Non-current Assets	44,729	1,078	45,807
Deferred tax assets	9,404	1,078	10,482
Current Assets	18,133	(68)	18,065
Trade receivables (current)	3,042	(68)	2,974
Total Assets	62,862	1,010	63,872
Current Liabilities	33,871	3,504	37,375
Current contract liabilities	16,604	3,504	20,108
Accumulated deficit	(36,156)	(2,494)	(38,650)
Shareholder's equity	19,409	(2,494)	16,915
Total Shareholder's equity and liabilities	62,862	1,010	63,872

For the fiscal year ended December 31, 2017
	Impact of correction of error
Year ended December 31, 2017	As previously reported	Adjustments	As corrected
Revenue	85,637	(2,108)	83,529
Gross profit	26,861	(2,108)	24,753
Operating loss	(5,115)	(2,108)	(7,223)
Income tax benefit	84	636	720
Net loss	(5,574)	(1,472)	(7,046)
Loss per share - basic and diluted (€)	€(24.23)	€(6.40)	€(30.63)

For the fiscal year ended December 31, 2018
	Impact of correction of error
Year ended December 31, 2018	As previously reported	Adjustments	As corrected
Revenue	104,551	(1,113)	103,438
Gross profit	35,061	(1,113)	33,948
Operating loss	(998)	(1,113)	(2,111)
Income tax benefit (expense)	(1,147)	336	(811)
Net loss	(3,103)	(777)	(3,880)
Loss per share - basic and diluted (€)	€(2.39)	€(0.60)	€(2.99)
Segment Reporting

For the fiscal year ended December 31, 2017
	Impact of correction of error year ended December 31, 2017
	As previously reported			Adjustments			As corrected
2017 in € thousands	North America	International	Total	North America	International	Total	North America	International	Total
Revenue	24,574	61,063	85,637	(655)	(1,453)	(2,108)	23,919	59,610	83,529

Contribution margin	6,594	25,574	32,168	(655)	(1,453)	(2,108)	5,939	24,121	30,060

For the fiscal year ended December 31, 2018
	Impact of correction of error year ended December 31, 2018
	As previously reported			Adjustments			As corrected
2018 in € thousands	North America	International	Total	North America	International	Total	North America	International	Total
Revenue	48,470	56,081	104,551	(365)	(748)	(1,113)	48,105	55,333	103,438

Contribution margin	20,608	24,055	44,663	(365)	(748)	(1,113)	20,243	23,307	43,550

There is no impact on the Group’s total operating, investing or financing cash flows for all periods presented.

8.5    Events after the reporting date

Adoption of Spark Networks SE 2020 Long Term Incentive Plan

On January 21, 2020, the Administrative Board of Spark Networks SE adopted the Long Term Incentive Plan (the “LTIP”) for applicable executives and employees of the Company and its subsidiaries as part of their remuneration for future services to the Company and its subsidiaries.

The LTIP provides for the grant of virtual stock options. Each option represents the right to receive, upon exercise, a certain amount in cash determined based on the relevant ADS Stock Price (as defined below) of the option minus the strike price of such option; provided, however, that the Company may elect to settle options in ADSs or ordinary shares of the Company instead of cash at its sole discretion. The LTIP provides that the strike price can be set at any amount determined by the Administrative Board, including zero. Under the LTIP, the “ADS Stock Price” is, as of the grant date, the average closing price of one ADS of the Company trading on the NYSE American for the period of five trading days prior to such date.

Options granted under the LTIP vest, subject to the employee’s continued service to the Company, as follows: (i) 25% of the total number of options granted to a participant vest 12 months after the grant date of such option, and (ii) an additional 6.25% of such options shall vest at the end of each additional three‑month period thereafter until the end of the 48th month after the relevant grant date.

In connection with the adoption of the LTIP, the Administrative Board authorized for 2020 the issuance of virtual options for up to 3 million ADSs, including up to 1 million zero-priced options.

In connection with the adoption of the LTIP, on January 21, 2020, the Administrative Board granted Eric Eichmann, the Company’s Chief Executive Officer, the following options under the LTIP: (i) 833,000 options with a strike price per option equal to $4.88, and (iii) 449,000 options with a zero-priced strike price (which, for United States tax purposes, are effectively structured as restricted stock units). The adoption of the LTIP also satisfied the terms of Mr. Eichmann’s executive director service agreement with the Company, which requires that the Company adopt a virtual stock option plan by January 31, 2020, or the Company would have otherwise been obligated to pay Mr. Eichmann a one-time lump sum cash amount equal to $1.5 million. The Administrative Board also granted Gitte Bendzulla, the Company’s General Counsel, 90,000 options with a strike price per option equal to $4.88 and 29,000 options with a zero-priced strike price, and the Administrative Board granted Bert Althaus, the Company’s Chief Financial Officer, 135,000 options with a strike price per option equal to $4.88 and 43,000 options with a zero-priced strike price. In addition, the Administrative Board approved of amendments to the managing director service agreements for Gitte Bendzulla, the Company’s General Counsel, and Bert Althaus, the Company’s Chief Financial Officer, in order to provide that each such executive officer is entitled to participate in the LTIP.

Determination and payment of final adjustment surplus related to the Spark Networks / Zoosk Merger Aggregate Adjusted Cash Consideration

On January 21, 2020, Spark Networks determined the final merger aggregate adjusted cash consideration, pursuant to the merger agreement, resulting in a final adjustment surplus of $506 thousand (€451 thousand) to be paid by Spark Networks to the exchange agent for further distribution. As of December 31, 2019, the Group recognized a financial liability of $506 thousand (€451 thousand) for the final adjustment surplus, which was paid in February 2020.

Impact of COVID-19

In March 2020, the World Health Organization declared the outbreak of a novel coronavirus (COVID-19) as a worldwide pandemic, causing numerous countries and states to issue lockdown orders on non-essential businesses and requiring residents to remain at home. The COVID-19 pandemic has resulted and is likely to continue to result in volatility and uncertainty in international markets, including as a result of prolonged economic downturn or recession. While the COVID-19 pandemic has not had a significant impact on Spark Networks' financial results to date, the future impacts of the pandemic are largely unknown. Spark Networks continues to monitor the impact of the COVID-19 pandemic on all aspects of its business. As of the date of issuance of the financial statements, Spark Networks is not aware of any specific event or circumstance that would require a change to its estimates or judgments, or revise the carrying value of its assets or liabilities.

Loan Agreement Amendment

On May 21, 2020, Spark Networks entered into a Limited Waiver and First Amendment to Loan Agreement (the “Amendment”) to its existing Senior Secured Facilities Agreement. The Amendment waives the events of default under the Loan Agreement relating to the Group's failure to deliver its audited financial statements and related financial reports for the fiscal year ending December 31, 2019 within 120 days of the end of such fiscal year, and provides Spark Networks until June 14, 2020, to deliver such audited financial statements and related financial reports as required under the Loan Agreement.